John Hancock Technology Fund
Supplement dated 6-13-08 to the current
Class A, B and C Shares Prospectuses

On June 10, 2008, the Trustees of John Hancock Technology Fund (the “Fund”) voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund into John Hancock Rainier Growth Fund (“Rainier Growth Fund”), another fund within the John Hancock Funds Complex, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on September 24, 2008, the Fund would transfer all of its assets and liabilities to the Rainier Growth Fund in a tax-free exchange for shares of equal value of the Rainier Growth Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund’s shareholders on or about July 31, 2008.